Exhibit 13.2

GRUPO TELEVISA, S.A.B.

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Salvi Rafael Folch Viadero, the Chief Financial Officer of Grupo Televisa, S.A.B. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2014, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2015

By:	/s/ Salvi Rafael Folch Viadero
Name: Salvi Rafael Folch Viadero
Title: Chief Financial Officer